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                                                                    EXHIBIT 10.7

                             OFFICE/WAREHOUSE LEASE

     This Indenture of lease, dated this 22nd day of December, 1992, by and between The Northwestern Mutual Life Insurance Company, hereinafter referred to as "Landlord," and Printware, Inc. (a Minnesota Corporation), hereinafter referred to as "Tenant."

DEFINITIONS:

     "Building" - That certain office/warehouse building containing approximately 60,164 square feet of net rentable area located upon the Premises and commonly described as Eagandale Business Campus II, 1270-1280 Eagan Industrial Road, Eagan, Minnesota 55121.

     "Common Areas" - The term "common area" means the entire areas to be used for the non-exclusive use by Tenant and other tenants in the Building, including, but not limited to, corridors, lavatories, driveways, truck docks, parking lots, and landscaped areas. Subject to reasonable rules and regulations to be promulgated by Landlord, the common areas are hereby made available to Tenant and its employees, agents, customers, and invitees for reasonable use in common with other Tenants, their employees, agents, customers and invitees.

     "Demised Premises" - That certain portion of the Building consisting of approximately 35,410 square feet (21,901 square feet of office space, 8,153 square feet of production space and 5,356 square feet of warehouse space), as measured from the outside walls of the Demised Premises to the center of the partition wall, as shown on the floor plan attached hereto as Exhibit "B" and made a part hereof. The Demised Premises include a non-exclusive easement for access to common areas, as hereinafter defined, and all licenses and easements appurtenant to the Demised Premises.

     "Premises" - That certain real property located in the City of Eagan, County of Dakota and State of Minnesota and legally described on Exhibit "A" attached hereto and made a part hereof, including all buildings and site improvements located thereon.

WITNESSETH:

TERM:  See Article 45 and 47

     1. For and in consideration of the rents, additional rents, terms, provisions, and covenants herein contained, Landlord hereby lets, leases, and demises to Tenant the Demised Premises for the term of 66 months commencing on the 1st day of February, 1993 (sometimes called "Commencement Date") and expiring the last day of July, 1998 (sometimes called "Expiration Date"), unless sooner terminated as hereinafter provided.



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BASE RENT:  See Article 43

     2. Tenant shall pay Landlord, a total rental of Four Hundred Sixty Three Thousand Nine Hundred Twenty 00/100 Dollars ($463,920.00), payable in advance, in equal monthly installments of Seven Thousand Seven Hundred Thirty-Two Dollars ($7,732.00), commencing on August 1, 1993 and continuing on or before the first day of each and every month thereafter for the next succeeding months during the balance of the term (sometimes called "Base Rent"). In the event the Commencement Date falls on a date other than the first of a month, the rental for that month shall be prorated and adjusted accordingly and one full month shall be added to the Term of the Lease for each month of delay.

ADDITIONAL RENT:    See Article 47

     3. Tenant shall pay to Landlord throughout the term of this Lease the following:

          a. Tenant shall pay a sum equal to fifty-eight & 86/100 percent (58.86%) of the Real Estate taxes. The term "Real Estate Taxes" shall mean all real estate taxes, all assessments, and any taxes in lieu thereof which may be levied upon or assessed against the Premises of which the Demised Premises are a part. Tenant, in addition to all other payments to Landlord by Tenant required hereunder shall pay to Landlord, in each year during the term of this Lease and any extension or renewal thereof, Tenant's proportionate share of such real estate taxes and assessments paid in the first instance by Landlord.

     Any tax year commencing during any lease year shall be deemed to correspond to such lease year. In the event the taxing authorities include in such real estate taxes and assessments the value of any machinery, equipment, fixtures, inventory, or other personal property or assets of Tenant, then Tenant shall pay all the taxes attributable to such items in addition to its proportionate share of said aforementioned real estate taxes and assessments. A photostatic copy of the tax statement submitted by Landlord to Tenant shall be sufficient evidence of the amount of taxes and assessments assessed or levied against the Premises of which the Demised Premises are a part.

          b. A sum equal to fifty-eight & 86/100% (58.86%) of the annual aggregate operating expenses incurred by Landlord in the operation, maintenance, and repair of the Premises. The term "Operating Expenses" shall include but not be limited to maintenance, repair, replacement and care of all common area lighting, common area plumbing and roofs, parking and landscaped areas, signs, snow removal, non-structural repair, maintenance of the exterior of the Building, insurance premiums, management fees, wages, and fringe benefits of personnel employed for such work, costs of equipment purchased and used for such purposes, and the cost or portion thereof property allocable to the Premises (amortized over such reasonable period as Landlord shall determine together with the interest at the rate of 12% per annum on the unamortized balance) of any capital improvements (including those required to bring the common areas into compliance with the Americans with Disabilities Act of 1990) made to the Building by Landlord after the Base Year which result in a reduction of Operating Expenses or made to the Building by Landlord after the date of this


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Lease that are required under any governmental law or regulation that was not applicable to the Building at the time it was constructed.

     The payment of the sums set forth in this Article 3 shall be in addition to the Base Rent payable pursuant to Article 2 of this Lease. All sums due hereunder shall be due and payable within thirty (30) days of delivery of written certification by Landlord setting forth the computation of the amount due from Tenant. In the event the lease term shall begin or expire at any time during the calendar year, the Tenant shall be responsible for his pro rata share of Additional Rent under subdivisions a. and b. during the Lease and/or occupancy time.

     Prior to commencement of this Lease, and prior to the commencement of each calendar year thereafter commencing during the term of this Lease or any renewal or extension thereof, Landlord may estimate for each calendar year (i) the total amount of Real Estate Taxes; (ii) the total amount of Operating Expenses; (iii) Tenant's share of Real Estate Taxes for such calendar year; (iv) Tenant's share of Operating Expenses for such calendar year; and (v) the computation of the annual and monthly rental payable during such calendar year as a result of increases or decreases in Tenant's share of Real Estate Taxes and Operating Expenses. Said estimates will be in writing and will be delivered or mailed to Tenant at the Premises.

     The amount of Tenant's share of Real Estate Taxes, and Operating Expenses for each calendar year, so estimated, shall be payable as Additional Rent, in equal monthly installments, in advance, on the first day of each month during such calendar year. In the event that such estimate is delivered to Tenant before the first day of January of such calendar year, said amount. so estimated, shall be payable as additional rent in equal monthly installments, in advance, on the first day of each month during such calendar year. In the event that such estimate is delivered to Tenant after the first day of January of such calendar year, said amount, so estimated shall be payable as additional rent in equal monthly installments, in advance, on the first day of each month over the balance of such calendar year, with the number of installments being equal to the number of full calendar months remaining in such calendar year.

     Upon completion of each calendar year during the term of this Lease or any renewal or extension thereof. Landlord shall cause its accountants to determine the actual amount of the Real Estate Taxes and Operating Expenses payable in such calendar year and Tenant's share thereof and deliver a written certification of the amounts thereof to Tenant. If Tenant has underpaid its share of Real Estate Taxes, or Operating Expenses for such calendar year, Tenant shall pay the balance of its share of same within ten (10) days after the receipt of such statement. If Tenant has overpaid its share of Real Estate Taxes or Operating Expenses for such calendar year, Landlord shall either (i) refund such excess or (ii) credit such excess against the most current monthly installment or installments due Landlord for its estimate of Tenant's share of Real Estate Taxes and Operating Expenses for the next following calendar year.
A prorata adjustment shall be made for a fractional calendar year occurring during the term of this Lease or any renewal or extension thereof based upon the number of days of the term of the Lease during said calendar year as compared to three hundred sixty-five (365) days


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and all additional sums payable by Tenant or credits due Tenant as a result of the provisions of this Article 3 shall be adjusted accordingly.

COVENANT TO PAY RENT:

     4. The covenants of Tenant to pay the Base Rent and the Additional Rent are each independent of any other covenant condition, provision, or agreement contained in this Lease. All rents are payable to Landlord at Welsh Companies, Inc., 11200 W. 78th Street, Eden Prairie, Minnesota 55344.

UTILITIES:

     5. Landlord shall provide mains and conduits to supply water, gas, electricity, and sanitary sewage to the Premises. Tenant shall pay, when due, all charges for sewer usage or rental, garbage disposal, refuse removal, water, electricity, gas, fuel oil, LP gas, telephone, and/or other utility services or energy source furnished to the Demised Premises during the term at this Lease, or any renewal or extension thereof. If Landlord elects to furnish any of the foregoing utility services or other services furnished or caused to be furnished to Tenant, then the rate charged by Landlord shall not exceed the rate Tenant would be required to pay to a utility company or service company furnishing any of the foregoing utilities or services. The charges thereof shall be deemed additional rent in accordance with Articles 3 and 4.

CARE AND REPAIR OF DEMISED PREMISES:

     6. Tenant shall, at all times throughout the term of this Lease, including renewals and extensions, and at its sole expense, keep and maintain the Demised Premises in a clean, safe, sanitary, and first class condition and in compliance with all applicable laws, codes, ordinances, rules, and regulations. Tenant's obligations hereunder shall include but not be limited to the maintenance, repair and replacement, if necessary, of heating, air conditioning fixtures, equipment, and systems, all lighting and plumbing fixtures and equipment, fixtures, motors and machinery, all interior walls, partitions, doors and windows, including the regular painting thereof, all exterior entrances, windows, doors, and docks and the replacement of all broken glass. Landlord agrees to deliver the HVAC, electrical and plumbing systems for the Demised Premises to the Tenant in good working condition on the scheduled Lease Commencement Date. When used in this provision, the term "repairs" shall include replacements and overhauling equipment when necessary, and all such repairs made by the Tenant shall be equal in quality and class to the original work. The Tenant shall keep and maintain all portions of the Demised Premises and the sidewalk and areas adjoining the same in clean and orderly condition, free of accumulation of dirt, rubbish, snow and ice.

     If Tenant fails, refuses or neglects to maintain or repair the Demised Premises as required in this Lease after notice has been given Tenant, in accordance with Article 33 of this Lease, Landlord may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, or other property or to its business by reason thereof, and upon completion


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thereof, Tenant shall pay to Landlord all costs plus 15% for overhead incurred by Landlord in making such repairs upon presentation to Tenant of bill therefor.

     Landlord shall repair, at its expense, the structural portions of the Building, provided, however, where structural repairs are required to be made by reason of the acts of Tenant, the costs thereof shall be borne by Tenant and payable by Tenant to Landlord upon demand.

     The Landlord shall be responsible for all outside maintenance of the Demised Premises, including grounds and parking areas. All such maintenance which is the responsibility of the Landlord shall be provided as reasonably necessary to the comfortable use and occupancy of Demised Premises during business hours, except Saturdays, Sundays, and holidays, upon the condition that the Landlord shall not be liable for damages for failure to do so due to causes beyond its reasonable control.

SIGNS:  See Article 49

     7. Any sign, lettering, picture, notice, or advertisement installed on or in any part of the Premises and visible from the exterior of the Building, or visible from the exterior of the Demised Premises, except for one standard sign which Landlord shall install and pay for, shall be approved, installed, and maintained by Landlord, at Tenant's expense. In the event of a violation of the foregoing by Tenant, Landlord may remove the same without any liability and may charge the expense incurred by such removal to Tenant.

ALTERATIONS, INSTALLATION, FIXTURES:

     8. Except as hereinafter provided, Tenant shall not make any alterations, additions, or improvements (excluding non-structural improvements of less than $5,000.00) in or to the Demised Premises or add, disturb, or in any way change any plumbing or wiring therein without the prior written consent of the Landlord. In the event alterations are required by any governmental agency by reason of the use and occupancy of the Demised Premises by Tenant, Tenant shall make such alterations at its own cost and expense after first obtaining Landlord's approval of plans and specifications and furnishing such indemnification as Landlord may reasonably require against liens, costs, damages, and expenses arising out of such alterations. Alterations or additions by Tenant must be built in compliance with all laws, ordinances, and governmental regulations affecting the Premises and Tenant shall warrant to Landlord that all such alterations, additions, or improvements shall be in strict compliance with all relevant laws, ordinances, governmental regulations, and insurance requirements. Construction of such alterations or additions shall commence only upon Tenant obtaining and exhibiting to Landlord the requisite approvals, licenses, permits, and indemnification against liens. All alterations, installations, physical additions, or improvements to the Demised Premises made by Tenant shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination of this Lease; provided, however, this clause shall not apply to movable equipment or furniture owned by Tenant which may be removed by Tenant at the end of the term of this Lease if Tenant is not then in default.


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POSSESSION:

     9. Except as hereinafter provided, Landlord shall deliver possession of the Demised Premises to Tenant in the condition required by Exhibit D of this Lease on or before the Commencement Date, but delivery of possession prior to or later than such Commencement Date shall not affect the expiration date of this Lease. The rentals herein reserved shall commence on the date when possession of the Demised Premises is delivered by Landlord to Tenant. Any occupancy by Tenant prior to the beginning of the term shall in all respects be the same as that of a Tenant under this Lease. If Demised Premises are not ready for occupancy by Commencement Date and possession is later than Commencement Date, rent shall begin on date of possession.

SECURITY AND DAMAGE DEPOSIT:

     10. Tenant, contemporaneously with the execution of this Lease, has deposited with Landlord the sum of Seven Thousand Seven Hundred Thirty-Two 00/100 Dollars ($7,732.00), receipt of which is acknowledged hereby by Landlord, which deposit is to be held by Landlord, without liability for interest, as a security and damage deposit for the faithful performance by Tenant during the term hereof or any extension hereof. Prior to the time when Tenant shall be entitled to the return of this security deposit, Landlord may commingle such deposit with Landlord's own funds and to use such security deposit for such purpose as Landlord may determine. In the event of the failure of Tenant to keep and perform any of the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof or any extension hereof, then Landlord, either with or without terminating this Lease, may (but shall not be required to) apply such portion of said deposit as may be necessary to compensate or repay Landlord for all losses or damages sustained or to be sustained by Landlord due to such breach on the part of Tenant, including, but not limited to overdue and unpaid rent, any other sum payable by Tenant to Landlord pursuant to the provisions of this Lease, damages or deficiencies in the reletting of Demised Premises, and reasonable attorney's fees incurred by Landlord. Should the entire deposit or any portion thereof, be appropriated and applied by Landlord, in accordance with the provisions of this paragraph, Tenant, upon written demand by Landlord, shall remit forthwith to Landlord a sufficient amount of cash to restore said security deposit to the original sum deposited, and Tenant's failure to do so within five (5) days after receipt of such demand shall constitute a breach of this Lease. Said security deposit shall be returned to Tenant, less any depletion thereof as the result of the provisions of this paragraph, at the end of the term of this Lease or any renewal thereof, or upon the earlier termination of this Lease. Tenant shall have no right to anticipate return of said deposit by withholding any amount required to be paid pursuant to the provision of this Lease or otherwise.

     In the event Landlord shall sell the Premises, or shall otherwise convey or dispose of its interest in this Lease, Landlord may assign said security deposit or any balance thereof to Landlord's assignee, whereupon Landlord shall be released from all liability for the return or repayment of such security deposit and Tenant shall look solely to the said assignee for the return and repayment of said security deposit. Said security deposit shall not be assigned or encumbered by Tenant without such consent of Landlord, and any assignment or encumbrance without such consent shall not bind


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Landlord.  In the event of any rightful and permitted assignment or this
Lease by Tenant, said security deposit shall be deemed to be held by Landlord as a deposit made by the assignee, and Landlord shall have no further liability with respect to the return of said security deposit to the Tenant.

USE:

     11. The Demised Premises shall be used and occupied by Tenant solely for the purposes of office, sales, development, production, distribution and service of capital equipment for the printing industry so long as such use is in compliance with all applicable laws, ordinances, and governmental regulations affecting the Building and Premises. The Demised Premises shall not be used in such manner that, in accordance with any requirement of law or of any public authority, Landlord shall be obliged on account of the purpose or manner of said use to make any addition or alteration to or in the Building. Tenant shall be responsible for compliance with the Americans with Disabilities Act of 1990 as it applies to the Demised Premises. The Demised Premises shall not be used in any manner which will increase the rates required to be paid for public liability or for fire and extended coverage insurance covering the Premises. Tenant shall occupy the Demised Premises, conduct its business and control its agents, employees, invitees, and visitors in such a way as is lawful and reputable and will not permit or create any nuisance, noise, odor, or otherwise interfere with, annoy, or disturb any other Tenant in the Building in its normal business operations or Landlord in its management of the Building. Tenant's use of the Demised Premises shall conform to all the Landlord's rules and regulations relating to the use of the Premises. Outside storage on the Premises of any type of equipment, property, or materials owned or used on the Premises by Tenant or its customers and suppliers shall not be permitted.

ACCESS TO DEMISED PREMISES:

     12. The Tenant agrees to permit the Landlord and the authorized representatives of the Landlord to enter the Demised Premises at all times during usual business hours for the purpose of inspecting the same and making any necessary repairs to the Demised Premises and performing any work therein that may be necessary to comply with any laws, ordinances, rules, regulations or requirements of any public authority or of the Board of Fire Underwriters or any similar body or that the Landlord may deem necessary to prevent waste or deterioration in connection with the Demised Premises.

Nothing herein shall imply any duty upon the part of the Landlord to do any such work which, under any provision of this Lease, the Tenant may be required to perform and the performance thereof by the Landlord shall not constitute a waiver of the Tenant's default in failing to perform the same. The Landlord may, during the progress of any work in the Demised Premises, keep and store upon the Demised Premises all necessary materials, tools, and equipment. The Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business, or other damage of the Tenant by reason of making repairs or the performance or any work in the Demised Premises, or on account of bringing materials, supplies, and equipment into or through the Demised Premises during the


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course thereof and the obligations of the Tenant under this Lease shall not thereby be affected in any manner whatsoever.

Landlord reserves the right to enter upon the Demised Premises at any time in the event of an emergency and at reasonable hours to exhibit the Demised Premises to prospective purchasers or others; and to exhibit the Demised Premises to prospective tenants; and to display "For Rent" or similar signs on windows or doors in the Demised Premises during the last sixty (60) days of the term of this Lease, all without hindrance or molestation by Tenant

EMINENT DOMAIN:

     13. In the event of any eminent domain or condemnation proceeding or private sale in lieu thereof in respect to the Premises during the term thereof, the following provisions shall apply.

          a. If the whole of the Premises shall be acquired or condemned by eminent domain for any public or quasipublic use or purpose, then the term of this Lease shall cease and terminate as of the date possession shall be taken in such proceeding and all rentals shall be paid up to that date.

          b. If any part constituting less than the whole of the Premises shall be acquired or condemned as aforesaid and in the event that such partial taking or condemnation shall materially affect the Demised Premises so as to render the Demised Premises unsuitable for the business of the Tenant, in the reasonable opinion of Landlord, then the term of this Lease shall cease and terminate as of the date possession shall be taken by the condemning authority and rent shall be paid to the date of termination.

     In the event of a partial taking or condemnation of the Premises which shall not materially affect the Demised Premises so as to render the Demised Premises unsuitable for the business of the Tenant, in the reasonable opinion of the Landlord, this Lease shall continue in full force and effect but with a proportionate abatement of the Base Rent and Additional Rent based on the portion, if any, of the Demised Premises taken. Landlord reserves the right, at its option, to restore the Building and the Demised Premises to substantially the same condition as they were prior to such condemnation. In such event, Landlord shall give written notice to Tenant, within thirty (30) days following the date possession shall be taken by the condemning authority, of Landlord's intention to restore. Upon Landlord's notice of election to restore, Landlord shall commence restoration and shall restore the Building and the Demised Premises with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of condemnation or sale proceeds adjustments by Landlord; and Tenant shall have no right to terminate this Lease except as herein provided. Upon completion of such restoration, the rent shall be adjusted based upon the portion, if any, of the Demised Premises restored.

          c. In the event of any condemnation or taking as aforesaid, whether whole or partial, the Tenant shall not be entitled to any part of the award paid for such condemnation and


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Landlord is to receive the full amount of award, the Tenant hereby expressly waiving any right to claim to any part thereof.

          d. Although all damages in the event of any condemnation shall belong to the Landlord whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Demised Premises, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business by reason of the condemnation and for or an account of any cost or loss to which Tenant might be put in removing Tenant's merchandise,
furniture, fixtures, leasehold improvements, and equipment.   However, Tenant
shall have no claim against Landlord or make any claim with the condemning authority for the loss of its leasehold estate, any unexpired term or loss of any possible renewal or extension of said Lease or loss of any possible value of said Lease, any unexpired term, renewal, or extension of said Lease.

DAMAGE OR DESTRUCTION:

     14. In the event of any damage or destruction to the Premises by fire or other cause during the term hereof, the following provisions shall apply:

          a. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonably estimated by Landlord, will equal or exceed thirty percent (30%) of the replacement value of the Building (exclusive of foundations) just prior to the occurrence of the damage, then Landlord may, no later than the sixtieth (60th) day following the damage, give Tenant written notice of Landlord's election to terminate this Lease.

          b. If the cost of restoration as estimated by Landlord will equal or exceed fifty percent (50%) of said replacement value of the Building and if the Demised Premises are not suitable as a result of said damage for the purposes for which they are demised hereunder, in the reasonable opinion of Tenant, then Tenant may, no later than the sixtieth (60th) day following the damage, give Landlord a written notice of election to terminate this Lease.

          c. If the cost of restoration as estimated by Landlord shall amount to less than thirty percent (30%) of said replacement value of the Building, or if, despite the cost, Landlord does not elect to terminate this Lease, Landlord shall restore the Building and the Demised Premises with reasonable promptness, subject to delays beyond Landlord's control and delays in the making of insurance adjustments by Landlord; and Tenant shall have no right to terminate this Lease except as herein provided. Landlord shall not be responsible for restoring or repairing leasehold improvements of the Tenant.

          d. In the event of either of the elections to terminate, this Lease shall be deemed to terminate on the date of the receipt of the notice of election and all rentals shall be paid up to that date. Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.


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          e.   In any case where damage to the Building shall materially affect the Demised Premises so as to render them unsuitable in whole or in part for the purposes for which they are demised hereunder, then, unless such destruction was wholly or partially caused by the negligence or breach of the terms of this Lease by Tenant, its employees, contractors or licensees, a portion of the rent base upon the amount of the extent to which the Demised Premises are rendered unsuitable shall be abated until repaired or restored. If the destruction or damage was wholly or partially caused by negligence or breach of the terms of this Lease by Tenant as aforesaid and if Landlord shall elect to rebuild, the rent shall not abate and the Tenant shall remain liable for the same.

CASUALTY INSURANCE:

     15. a. Landlord shall at all times during the term of this Lease, at its expense, maintain a policy or policies of insurance with premiums paid in advance issued by an insurance company licensed to do business in the State of Minnesota insuring the Building against loss or damage by fire, explosion, or other insurable hazards and contingencies for the full replacement value, provided that Landlord shall not be obligated to insure any furniture, equipment, machinery, goods, or supplies not covered by this Lease which Tenant may bring upon the Demised Premises or any additional improvements which Tenant may construct or install on the Demised Premises.

          b. Tenant shall not carry any stock of goods or do anything in or about the Demised Premises which will in any way impair or invalidate the obligation of the Insurer under any policy of insurance required by this Lease.

          c. Landlord hereby waives and releases all claims, liabilities, and causes of action against Tenant and its agents, servants, and employees for loss or damage to, or destruction of, the Premises or any portion thereof, including the buildings and other improvements situated thereon, resulting from fire, explosion, and other perils included in standard extended coverage insurance, whether caused by the negligence of any of said persons or otherwise. Likewise, Tenant hereby waives and releases all claims, liabilities, and causes of action against Landlord and its agents, servants, and employees for loss or damage to, or destruction of, any of the improvements, fixtures, equipment, supplies, merchandise, and other property, whether that of Tenant or of others in, upon, or about the Premises resulting from fire, explosion, or the other perils included in standard extended coverage insurance, whether caused by the negligence of any of said persons or otherwise. The waiver shall remain in force whether or not the Tenant's Insurer shall consent thereto.

          d. In the event that the use of the Demised Premises by Tenant increases the premium rate for insurance carried by Landlord on the improvements of which the Demised Premises are a part, Tenant shall pay Landlord, upon demand, the amount of such premium increase. If Tenant installs any electrical equipment that overloads the power lines to the building or its wiring, Tenant shall, at its own expense, make whatever changes are necessary to comply with the requirements of the insurance underwriter, insurance rating bureau, and governmental authorities having jurisdiction.


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PUBLIC LIABILITY INSURANCE:

     16. Tenant shall during the term hereof keep in full force and effect at its expense a policy or policies of public liability insurance with respect to the Demised Premises and the business of Tenant, on terms and companies approved in writing by Landlord, in which both Tenant and Landlord shall be covered by being named as insured parties under reasonable limits of liability not less than: $1,000,000 combined single limit. Such policy or policies shall provide that thirty (30) days written notice must be given to Landlord prior to cancellation thereof. Tenant shall furnish evidence satisfactory to Landlord at the time this Lease is executed that such coverage is in full force and effect.

DEFAULT:

     17. a. In the event of any failure of Tenant to pay any rental due hereunder within five (5) days after the same shall be due, or any failure to perform any other of the terms, conditions, or covenants of this Lease to be observed or performed by Tenant for more than fifteen (15) days after written notice of such failure shall have been given to Tenant, or if Tenant or an agent of Tenant shall falsify any report required to be furnished to Landlord pursuant to the terms of this Lease, or if Tenant or any guarantor of this Lease shall become bankrupt or insolvent, or file any debtor proceedings or any person shall take or have against Tenant or any guarantor of this Lease in any court pursuant to any statute either of the United States or of any state a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant's or any such guarantor's property, or if Tenant or any such guarantor makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or if Tenant shall abandon the Demised Premises or suffer this Lease to be taken under any writ of execution, then in any such event Tenant shall be in default hereunder, and Landlord, in addition to other rights or remedies it may have, shall have the immediate right of re-entry and may remove all persons and property from the Demised Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Tenant, all without service of notice or resort to legal process and without being guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

          b. Should Landlord elect to re-enter the Demised Premises, as herein provided, or should it take possession of the Demised Premises pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Demised Premises, and relet the Demised Premises or any part thereof under such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such subletting all rentals received by the Landlord from such reletting shall be applied first to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and costs of such alterations and repairs; third, to the payment of the rent due and upon payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month are less than that to be paid during that month by Tenant hereunder, Tenant, upon demand, shall pay any such deficiency to Landlord. No such re-entry or taking possession of the Demised Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time after such re-entry and reletting elect to terminate this Lease for any such breach. In addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Demised Premises, reasonable attorney's fees, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this Lease for the remainder of the stated term over the then reasonable rental value of the Demised Premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to Landlord.

          c. Landlord may, at its option, instead of exercising any other rights or remedies available to it in this Lease or otherwise by law, statute, or equity, spend such money as is reasonably necessary to cure any default of Tenant herein and the amount so spent, and costs incurred, including attorney's fees in curing such default, shall be paid by Tenant, as additional rent, upon demand.

          d. In the event suit shall be brought for recovery of possession of the Demised Premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, and a breach shall be established, Tenant shall pay to Landlord all expenses incurred therefore, including a reasonable attorney's fee, together with interest on all such expenses at the rate of twelve (12%) per annum from the date of such breach of the covenants of this Lease.

          e. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Demised Premises, by reason of the violation by Tenant of any of the covenants or conditions of this Lease, or otherwise. Tenant also waives any demand for possession of the Demised Premises, and any demand for payment of rent and any notice of intent to re-enter the Demised Premises, or of intent to terminate this Lease, other than the notices above provided in this Article.

          f. No remedy herein or elsewhere in this Lease or otherwise by law, statute, or equity, conferred upon or reserved to Landlord or Tenant shall be exclusive of any other remedy, but shall be cumulative, and may be exercised from time to time and as often as the occasion may arise.

COVENANTS TO HOLD HARMLESS:

     18. Unless the liability for damage or loss is caused by the negligence of Landlord, its agents, or its employees, Tenant shall hold Landlord harmless from any liability for damages to any person or property in or upon the Demised Premises and the Premises, including the person and the property of Tenant and its employees and all persons in the Building at its or their invitation or sufferance, and from all damages resulting from Tenant's failure to perform the covenants of this Lease. All property kept, maintained, or stored on the Demised Premises shall be so kept, maintained, or stored at the sole risk of Tenant. Tenant agrees to pay all sums of money in respect of any labor, service, materials, supplies, or equipment furnished or alleged to have been furnished to Tenant in or about the Premises, and not furnished on order of Landlord, which may be secured by any mechanics', materialmens', or other lien to be discharged at the time performance of any obligation secured thereby matures. However, Tenant may contest such lien, but if such lien is reduced to final judgment and if such judgment on process thereon is not stayed, or if stayed and said stay expires, then and in each such event, Tenant shall forthwith pay and discharge said judgment. Landlord shall have the right to post and maintain on the Demised Premises, notices of non-responsibility under the laws of the State of Minnesota.

NON-LIABILITY:

     19. Subject to the terms and conditions of Article 14 hereof, Landlord shall not be liable for damage to any property of Tenant or of others located on the Premises, nor for the loss of or damage to any property of Tenant or of others by theft or otherwise. Landlord shall not be liable for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain, snow, or leaks from any part of the Premises or from the pipes, appliances, or plumbing works or from the roof, street, or subsurface or from any other place or by dampness or by any other cause of whatsoever nature.

     Landlord shall not be liable for any such damage caused by other Tenants or persons in the Premises, occupants of adjacent property, of the buildings, or the public or caused by operations in construction of any private, public, or quasi-public work. Landlord shall not be liable for any latent defect in the Demised Premises. All property of Tenant kept or stored on the Demised Premises shall be so kept or stored at the risk of Tenant only and Tenant shall hold Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carrier.

SUBORDINATION:

     20. This Lease shall be subordinated to any mortgages that may now exist or that may hereafter be placed upon the Demised Premises and to any and all advances made thereunder, and to the interest upon the indebtedness evidenced by such mortgages, and to all renewals, replacements, and extensions thereof. In the event of execution by Landlord after the date of this Lease of any such mortgage, renewal, replacement, or extension, Tenant agrees to execute a subordination agreement with the holder thereof which agreement shall provide that:

          a. Such holder shall not disturb the possession and other rights of Tenant under this Lease so long as Tenant is not in default hereunder;

          b. In the event of acquisition of title to the Demised Premises by such holder, such holder shall accept the Tenant as Tenant of the Demised Premises under the terms and conditions of this Lease and shall perform all the obligations of Landlord hereunder; and

          c.   The Tenant shall recognize such holder as Landlord hereunder.

     Tenant shall, upon receipt of a request from Landlord, execute and deliver to Landlord or to any proposed holder of a mortgage or trust deed or to any proposed purchaser of the Premises, a certificate in recordable form, certifying that this Lease is in full force and effect, and that there are no offsets against rent nor defenses to Tenant's performance under this Lease, or setting forth any such offsets or defenses claimed by Tenant, as the case may be.

ASSIGNMENT OR SUBLETTING:

     21. Tenant agrees to use and occupy the Demised Premises throughout the entire term hereof for the purpose or purposes herein specified and for no other purposes, in the manner and to substantially the extent now intended, and not to transfer or assign this Lease or sublet said Demised Premises, or any part thereof, whether by voluntary act, operation of law, or otherwise, without obtaining the prior consent of Landlord in each instance. Tenant shall seek such consent of Landlord by a written request, setting forth such information as Landlord may deem necessary. Landlord agrees not to withhold consent unreasonably. Consent by Landlord to any assignment of this Lease or to any subletting of the Demised Premises shall not be a waiver of Landlord's rights under this Article as to any subsequent assignment or subletting.

Landlord's rights to assign this Lease as and shall remain unqualified. No such assignment or subleasing shall relieve the Tenant from any of Tenant's obligations in this Lease contained, nor shall any assignment or sublease or other transfer of this Lease be effective unless the assignee, sublessee, or transferee shall at the time of such assignment, sublease, or transfer, assume in writing for the benefit of Landlord, its successors or assigns, all of the terms, covenants, and conditions of this Lease thereafter to be performed by Tenant and shall agree in writing to be bound thereby. Should Tenant sublease in accordance with the terms of this Lease, fifty percent (50%) of any increase in rental received by Tenant over the per square foot rental rate which is being paid by Tenant shall be forwarded to and retained by Landlord, which increase shall be in addition to the Base Rent and Additional Rent due Landlord under this Lease.

ATTORNMENT:

     22. In the event of a sale or assignment of Landlord's interest, in the Premises, or the Building in which the Demised Premises are located, or this Lease, or if the Premises come into custody or possession of a mortgagee or any other party whether because of a mortgage foreclosure or otherwise, Tenant shall attorn to such assignee or other party and recognize such party as Landlord hereunder; provided, however, Tenant's peaceable possession will not be disturbed so long as Tenant faithfully performs its obligations under this Lease. Tenant shall execute, on demand, any attornment agreement required by any such party to be executed, containing such provisions and such other provisions as such party may require.

NOVATION IN THE EVENT OF SALE:

     23. In the event of the sale of the Demised Premises, Landlord shall be and hereby is relieved of all of the covenants and obligations created hereby accruing from and after the date of sale, and such sale shall result automatically in the purchaser assuming and agreeing to carry out all the covenants and obligations of Landlord herein. Notwithstanding the foregoing provisions of this Article, Landlord, in the event of a sale of the Demised Premises, shall cause to be included in this agreement of sale and purchase a covenant whereby the purchaser of the Demised Premises assumes and agrees to carry out all of the covenants and obligations of Landlord herein.

     The Tenant agrees at any time and from time to time upon not less than ten
(10) days prior written request by the Landlord to execute, acknowledge, and deliver to the Landlord an Estoppel Certificate substantially in the form of Exhibit F.

SUCCESSORS AND ASSIGNS:

     24. The terms, covenants, and conditions hereof shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

REMOVAL OF FIXTURES:

     25. Notwithstanding anything contained in Article 8, 29, or elsewhere in this Lease, if Landlord requests, Tenant will promptly remove at the sole cost and expense of Tenant all fixtures, equipment, and alterations made by Tenant simultaneously with vacating the Demised Premises and Tenant will promptly restore said Demised Premises to the condition that existed immediately prior to said fixtures, equipment, and alterations having been made all at the sole cost and expense of Tenant. Landlord shall have no responsibility or liability for loss or damage to fixtures, facilities, or equipment installed or left on the Demised Premises after tenant has vacated.

QUIET ENJOYMENT:

     26. Landlord warrants that it has full right to execute and to perform this Lease and to grant the estate demised, and that Tenant, upon payment of the rents and other amounts due and the performance of all the terms, conditions, covenants, and agreements on Tenant's part to be observed and performed under this Lease, may peaceably and quietly enjoy the Demised Premises for the business uses permitted hereunder, subject, nevertheless, to the terms and conditions of this Lease.

RECORDING:

     27. Tenant shall not record this Lease without the written consent of Landlord. However, upon the request of either party hereto, the other party shall join in the execution of a memorandum lease for the purposes of recordation. Said memorandum lease shall describe the parties, the Demised Premises and the term of the Lease and shall incorporate this Lease by reference.

OVERDUE PAYMENTS:

     28. All monies due under this Lease from Tenant to Landlord shall be due on demand, unless otherwise specified and if not paid within five (5) days of when due, shall result in the imposition of a service charge for such late payment in the amount of twelve percent (12%) per annum of the amount due.

SURRENDER:

     29. On the Expiration Date or upon the termination hereof upon a day other than the Expiration Date, Tenant shall peaceably surrender the Demised Premises broom-clean in good order, condition, and repair, reasonable wear and tear only excepted. On or before the Expiration Date or upon termination of this Lease on a day other than the Expiration Date, Tenant shall, at its expense, remove all trade fixtures, personal property, equipment, and signs from the Demised Premises and any property not removed shall be deemed to have been abandoned. Any damage caused in the removal of such items shall be repaired by Tenant and at its expense. All alterations, additions, improvements, and fixtures (other than trade fixtures) which shall have been made or installed by Landlord or Tenant upon the Demised Premises and all floor covering so installed shall remain upon and be surrendered with the Demised Premises as a part thereof, without disturbance, molestation, or injury, and without charge, at the expiration or termination of this Lease. If the Demised Premises are not surrendered on the Expiration Date or the date of termination, Tenant shall indemnify Landlord against loss or liability, claims, without limitation, made by any succeeding Tenant founded on such delay. Tenant shall promptly surrender all keys for the Demised Premises to Landlord at the place then fixed for payment of rent and shall inform Landlord of combinations of any locks and safes on the Demised Premises.

HOLDING OVER:

     30. In the event of a holding over by Tenant after expiration or termination of this Lease without the consent in writing of Landlord (which consent shall not be unreasonably withheld or delayed). Tenant shall be deemed a Tenant at sufferance and shall pay rent for such occupancy at the rate of twice the last-current aggregate Base and Additional Rent, prorated for the entire holdover period, plus all attorney's fees and expenses incurred by Landlord in enforcing its rights hereunder, plus any other damages occasioned by such holding over. Except as otherwise agreed, any holding over with the written consent of Landlord shall constitute Tenant a month-to-month Tenant.

ABANDONMENT:

     31. In the event Tenant shall remove its fixtures, equipment, or machinery or shall vacate the Demised Premises or any part thereof prior to the Expiration Date of this Lease, or shall discontinue or suspend the operation of its business conducted on the Demised Premises for a period of more than thirty (30) consecutive days (except during any time when the Demised Premises may be rendered untenantable by reason of fire or other casualty) and Tenant fails to pay to amounts due to Landlord when due as described in this Lease, then in any such event Tenant shall be deemed to have abandoned the Demised Premises and Tenant shall be in default under the terms of this Lease.

CONSENTS BY LANDLORD:

     32. Whenever provision is made under this Lease for Tenant securing the consent or approval by Landlord, such consent or approval shall only be in writing, and such consent shall not be unreasonably withheld or delayed.

NOTICES:

     33. Any notice required or permitted under this Lease shall be deemed sufficiently given or secured if sent by registered or certified return receipt mail to Tenant at 1270 Eagan Industrial Road, Eagan, Minnesota 55121, and to Landlord at the address then fixed for the payment of rent as provided in
Article 4 of this Lease, and either party may be like written notice at any time designate a different address to which notices shall subsequently be sent or rent to be paid.

RULES AND REGULATIONS:

     34. Tenant shall observe and comply with the rules and regulations hereinafter set forth in "Exhibit C," and with such further reasonable rules and regulations as Landlord may prescribe, on written notice to Tenant for the safety, care, and cleanliness of the Building.

INTENT OF PARTIES:

     35. Except as otherwise provided herein, the Tenant covenants and agrees that if it shall any time fail to pay any such cost or expense, or fail to take out, pay for, maintain, or deliver any of the insurance policies above required, or fail to make any other payment or perform any other act on its part to be made or performed as in this Lease provided, then the Landlord may, but shall not be obligated so to do, and without notice to or demand upon the Tenant and without waiving or releasing the Tenant from any obligations of the Tenant in this Lease contained, pay any such cost or expense, effect any such insurance coverage and pay premiums therefor, and may make any other payment or perform any other act on the part of the Tenant to be made and performed as in this lease provided, in such manner and to such extent as the Landlord may deem desirable, and in exercising any such right, to also pay all necessary and incidental costs and expenses, employ counsel, and incur and pay reasonable attorneys' fees.

All sums so paid by Landlord and all necessary and incidental costs and expenses in connection with the performance of any such act by the Landlord together with interest thereon at the rate of twelve percent (12%) per annum from the date of making of such expenditure, by Landlord, by shall be deemed additional rent hereunder, and shall be payable to Landlord on demand. Tenant covenants to pay any such sum or sums with interest as aforesaid and the Landlord shall have the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of the Base Rent payable under this Lease.

GENERAL:

     36. The Lease does not create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, the sole relationship between the parties hereto being that of landlord and tenant.

     No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Landlord shall not then be construed as a waiver of a subsequent breach of the same covenant, term, or condition. The consent to or approval by Landlord of any act by Tenant requiring Landlord's consent or approval shall not waive or render unnecessary Landlord's consent to or approval of any subsequent similar act by Tenant. No action required or permitted to be taken by or on behalf of Landlord under the terms or provisions of this Lease shall be deemed to constitute an eviction or disturbance of Tenant's possession of the Demised Premises. All preliminary negotiations are merged into and incorporated in this Lease. The laws of the State of Minnesota shall govern the validity, performance, and enforcement of this Lease.

          a. This Lease and the exhibits, if any, attached hereto and forming a part hereof, constitute the entire agreement between Landlord and Tenant affecting the Demised Premises and there are no other agreements, either oral or written, between them other than are herein set forth. No subsequent alteration, amendment, change, or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and executed in the same form and manner in which this Lease is executed.

          b. If any agreement, covenant, or condition of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such agreement, covenant, or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each agreement, covenant, or condition of his Lease shall be valid and be enforced to the fullest extent permitted by law.

HAZARDOUS MATERIAL:

     37.  a.   The Demised Premises hereby leased shall be used by and/or at the sufferance of Tenant only for the purpose set forth in Article 11 above and for no other purposes. Tenant shall not use or permit the use of the Demised Premises in any manner that will tend to create waste or a nuisance, or will tend to unreasonably disturb other tenants in the Building. Tenant, its employees and all persons visiting or doing business with Tenant in the Building shall be bound by and shall observe the Building Rules and Regulations attached to this Lease as Exhibit "C," and such further and other reasonable rules and regulations made hereafter by Landlord relating to the Demised Premises or the Building of which notice in writing shall be given to the Tenant, and all such rules and regulations shall be deemed to be incorporated into and form a part of this Lease.

          b. Tenant covenants throughout the Lease Term, at Tenant's sole cost and expense, promptly to comply with all laws and ordinances and the orders, rules, and regulations and requirements of all federal, state, and municipal governments and appropriate departments, commissions, boards, and officers thereof, and the orders, rules and regulations of the Board of Fire Underwriters where the Demised Premises are situated, or any other body now or hereafter well as extraordinary, and whether or not the same require structural repairs or alterations, which may be applicable to the Demised Premises, or the use or manner of use of the Demised Premises. Tenant will likewise observe and comply with the requirements of all policies of public liability, fire, and all other policies of insurance at any time in force with respect to the buildings and improvements on the Demised Premises and the equipment thereof.

          c. In the event any Hazardous Material (hereinafter defined) is brought or caused to be brought into or onto the Demised Premises or the Building by Tenant, Tenant shall handle any such material in compliance with all applicable federal, state, and/or local regulations. For purposes of this Article, "Hazardous Material" means and includes any hazardous, toxic, or dangerous waste, substance or material defined as such in (or for purposes of) the Comprehensive Environmental Response, Compensation, and Liability Act, any so-called "Superfund" or Superlien" law, or any federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, as now or at any time hereafter in effect.

Tenant shall submit to Landlord on an annual basis copies of its approved hazardous materials communication plan, OSHA monitoring plan, and permits required by the Resource Recovery and Conservation Act of 1976, if Tenant is required to prepare, file, or obtain any such plans or permits. Tenant will indemnify and hold harmless Landlord from any losses, liabilities, damages, costs, or expenses (including reasonable attorneys' fees) which Landlord may suffer or incur as a result of Tenant's introduction into or onto the Premises of any Hazardous Material. This Article shall survive the expiration or sooner termination of this Lease.

CAPTIONS:

     38. The captions are inserted only as a matter of convenience and for reference, and in no way define, limit, or describe the scope of this Lease nor the intent or any provision thereof.

EXHIBITS:

     39. Reference is made to Exhibits A through G, inclusive, which Exhibits are attached hereto and made a part hereof.

     EXHIBIT        DESCRIPTION
     -------        -----------
     Exhibit A      Legal Description
     Exhibit B      Demised Premises
     Exhibit C      Building Rules and Regulations
     Exhibit D      Improvements
     Exhibit E      Sign Criteria
     Exhibit F      Estoppel Certificate
     Exhibit G      Items used by Tenant relating to Paragraph 7 in Exhibit "C"

     40. Submission of this instrument to Tenant or proposed Tenant or his agents or attorneys for examination, review, consideration, or signature does not constitute or imply an offer to lease, reservation of space, or option to lease, and this instrument shall have no binding legal effect until execution hereof by both Landlord and Tenant or its agents.

     41. It is agreed and understood that Scott Frederiksen, agent or broker with Welsh Companies, Inc., is representing The Northwestern Mutual Life Insurance Company, Landlord.

     42. Also see rider attached hereto and made a part hereof containing Articles 43 through 49 inclusive.

IN WITNESS WHEREOF, the Landlord and the Tenant have caused these presents to be executed in the form and manner sufficient to bind them at law, as of the day and year first above written.

TENANT:                                   LANDLORD:

Printware, Inc.                           THE NORTHWESTERN MUTUAL LIFE
(A Minnesota Corporation)                 INSURANCE COMPANY

By: /s/ Donald V. Mager                   By: /s/ Joseph E. Fefer
   --------------------------------          ---------------------------------
Its: President                            Its: Senior Real Estate Officer
    -------------------------------           --------------------------------

By: /s/ Thomas W. Petschauer
   --------------------------------
Its: Vice President
    -------------------------------


STATE OF                 )
                         ) ss.
COUNTY OF                )

     On this __________ day of ______________________________________, 199___,
personally came before me, a Notary Public within and for said County, ______________________________________________, to me well known to be the same person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

Notary Public _________________________________
My Commission _________________________________


STATE OF                 )
                         ) ss.
COUNTY OF                )

     On this __________ day of _____________________________________, 199___,
before me appeared _____________________________________________________, and
__________________________________________________________, Vice President
and Assistant Secretary, respectively, of The Northwestern Mutual Life Insurance Company, who are personally to me known and known to me to be such Vice President and Assistant Secretary and to be the same persons who, as such officers, executed the foregoing instrument of writing in the name of said corporation and duly and severally acknowledged the execution thereof as the free act and deed of said corporation.


Notary Public _________________________________
My Commission _________________________________

This instrument was prepared for
THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY by Steve Martinie, Attorney
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

                                 RIDER TO LEASE
                             DATED DECEMBER 22, 1992
                                 BY AND BETWEEN
     THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY, LANDLORD
                                       AND
                                 PRINTWARE, INC.
                        (A MINNESOTA CORPORATION), TENANT


Article 43 - Base Rent:

     The following is hereby added to and made a part of Article 2, Base Rent, of this Lease:

                                        Monthly        Total Period
     Period                             Base Rent      Base Rent
     ------                             ---------      ---------

     February 1, 1993 through and
     including July 31, 1993             $  0.00         $   0.00

     August 1, 1993 through and
     including July 31, 1998           $7,732.00       $463,920.00
                                                       -----------
     TOTAL PERIOD BASE RENT LEASE
     CONSIDERATION:                                    $463,920.00

     All terms and conditions of this Lease including Additional Rent as outlined in Article 3 and Article 47 of this Rider, shall be in full force and effect as of February 1, 1993.

Article 44 - Improvements:

     The Landlord and Tenant agree that the Base Rents described in this Lease are based on a total improvement cost of $144,598.00 as described in Exhibit "D". The Tenant agrees the Landlords contribution toward the improvements is limited to $56,783.00. The balance of the improvements or $87,815.00 shall be paid for by the Tenant and shall be payable by Tenant to the Landlord in the following manner:

     A. Forty-Five Thousand and 00/100 ($45,000.00) Dollars shall be paid by tenant to Landlord upon execution of this Lease Agreement prior to Landlord commencing construction of the improvements to the Demised Premises.

     B. Fourteen Thousand Eight Hundred Eighty Eight and 00/100 ($14,888.00) Dollars shall be paid by Tenant to Landlord within fifteen (15) days of substantial completion of the construction of the improvements to the Demised Premises.

     C. Payment for the electrical work and carpet cleaning shall be the sole responsibility of the Tenant. These costs are estimated at $27,927.

     All improvements excluding those described in Exhibit "D" will be completed at the sole cost of the Tenant and must receive the Landlords written approval prior to construction.

Article 45 - Early Occupancy:

     In the event the Premises become available and ready for occupancy prior to the Commencement Date, Landlord may elect to permit Tenant to take occupancy of all or part of the Premises prior to such date. In such event, it is agreed that all the terms and conditions of this Lease shall be in full force and effect except Base Rent and Additional Rent shall be abated until the Commencement Date.

Article 46 - Fixed Additional Rent:

     The Landlord agrees to fix the Tenant's Additional Rent described in
     Article 3, of the Lease at the following amounts regardless of the actual additional rent which is attributable to the Demised Premises

                                      Additional Rent      Monthly
     Period                           Per Square Foot      Additional Rent
     ------                           ---------------      ---------------
     February 1, 1993 through and
     including January 31, 1994       $2.30                $6,786.92

     February 1, 1994 through and
     including January 31, 1995       $2.42                $7,141.02

     February 1, 1995 through and
     including January 31, 1996       $2.54                $7,495.12

     February 1, 1996 through and
     including January 31, 1997       $2.66                $7,849.22

     February 1, 1997 through and
     including January 31, 1998       $2.80                $8,262.33

     February 1, 1998 through
     including July 31, 1998          $2.94                $8,675.45

Article 47 - Option to Extend Lease:

     A. Provided Tenant is not in default hereunder and has performed all of its covenants and obligations hereunder, Tenant shall have the Option to Extend the Term of this Lease (hereinafter, the "Option") for one consecutive period of three (3) years upon the same terms and conditions, except for the Base Rent shall be based on the then existing market rates of similar buildings in the general area.

     B. Tenant shall exercise said Option only by giving written notice to Landlord not later than January 1, 1998. Thereafter, Landlord shall advise Tenant, within ten (10) business days, of the Base Rent for the Option Period, and Tenant shall then have ten (10) business days within which to revoke in writing its exercise of the Option.

     C. It is understood and agreed that this Option is personal to Printware, Inc., and is not transferable; in the event of any assignment or subleasing of any or all of the Demised Premises said Option shall be null and void.

     D. If and from the date Tenant exercises the Option, Tenant agrees that it waives any right it may have to assign or sublet all or any part of the Demised Premises.

Article 48 - Landlords Penalty for Failure to Complete Improvements:

     The Landlord agrees that in the event the improvements described in Exhibit "D" are not substantially completed prior to February 1, 1993, then the Landlord shall pay a $250.00 per day penalty to the Tenant for each day the improvements are not substantially completed for reasons within the Landlord's control. It is agreed coordination of the electrical work is not within the Landlord's control. The penalty shall be applied to rent owed by Tenant to the Landlord as of the Commencement Date. The penalty described in this paragraph shall only apply in the event the Tenant has delivered to Landlord an executed acceptable Lease document together with a check for the security deposit, August 1993 Base Rent and Tenants first improvement payment as described in Article 44 on or before 5:00 p.m. on December 23, 1992.

Article 49 - Signage

     The Landlord acknowledges the Tenants right to install a monument sign in the landscaped area between the parking lot immediately to the north of the Building and Eagan Industrial Road. The Landlord further agrees to allow Tenant to install up to five (5) reserved parking stalls and up to five (5) visitor parking signs in the parking area immediately to the north of the Demised Premises. The Tenant agrees that the Tenant shall be solely responsible for providing, installing and maintaining such signage. The Tenant further agrees that all such signage shall be subject to the Landlords prior approval and must be in compliance with all applicable City, State and Federal rules and regulations.

TENANT:                                    LANDLORD:

PRINTWARE, INC.                            THE NORTHWESTERN MUTUAL LIFE
(A MINNESOTA CORPORATION)                  INSURANCE COMPANY

BY: /s/ Donald V. Mager                    BY: /s/ Joseph E. Fefer
   -----------------------------------        ---------------------------------
ITS: President                             ITS: Senior Real Estate Officer
    ----------------------------------         --------------------------------

DATE: 12/23/92                             DATE: 12/23/92
     ---------------------------------          -------------------------------

BY: /s/ Thomas W. Petschauer
   -----------------------------------
ITS: Vice President
    ----------------------------------

DATE: 12/23/92
     ---------------------------------

                                   EXHIBIT "A"



                                LEGAL DESCRIPTION


                           Lot 1, 2, 3 and 4, Block 3
                        Eagandale Center Industrial Park

                                   EXHIBIT "B"



     Graphics: Site Plan drawing depicting Demised Premises

                                   EXHIBIT "C"

                         BUILDING RULES AND REGULATIONS

1. Any sign, lettering, picture, notice or advertisement installed on or in any part of the Premises and visible from the exterior of the Office/Showroom Complex, or visible from the exterior of the Premises, shall be installed at Tenant's sole cost and expense, and in such manner, character and style as Landlord may approve in writing. In the event of a violation of the foregoing by Tenant, Landlord may remove the same without any liability and may charge the expense incurred by such removal to Tenant.

2. No awning or other projection shall be attached to the outside walls of the Office/Showroom Complex. No curtains, blinds, shades or screens visible from the exterior of the Premises, shall be attached to or hung in, or used in connection with any window or door of the Premises without the prior written consent of Landlord. Such curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord.

3. Tenant, it's servants, employees, customers, invitees and guests shall not obstruct sidewalks, entrances, passages, corridors, vestibules, halls, or stairways in and about the Office/Showroom Complex which are used in common with other tenants and their servants, employees, customers, guests and invitees, and which are not a part of the Premises of Tenant. Tenant shall not place objects against glass partitions or doors or windows which would be unsightly from the Office/Showroom Complex corridors or from the exterior of the Office/Showroom Complex and will promptly remove any such objects upon notice from Landlord.

4. Tenant shall not make excessive noises, cause disturbances or vibrations or use or operate any electrical or mechanical devices that emit excessive sound or other waves or disturbances or create obnoxious odors, any of which may be offensive to the other tenants and occupants of the Office/Showroom Complex, or that would interfere with the operation of any device, equipment, radio, television broadcasting or reception from or within the Office/Showroom Complex or elsewhere and shall not place or install any projections, antennas, aerials or similar devices inside or outside of the Premises or on the Office/Showroom Complex without Landlord's approval.

5. Tenant shall not waste electricity, water or air conditioning and shall cooperate fully with Landlord to insure the most effective operation of the Office/Showroom Complex's heating and air conditioning systems and shall refrain from attempting to adjust any controls other than unlocked room thermostats, if any, installed for Tenant's use. Tenant shall keep corridor doors closed.

6. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured after normal business hours.

7. In no event shall Tenant bring into the Office/Showroom Complex inflammables, such as gasoline, kerosene, naphtha and benzine, or explosives or any other article of intrinsically dangerous nature excluded those items and quantities described in Exhibit "G". If, by reason of the failure of Tenant to comply with the provisions of this subparagraph, any insurance premium for all or any part of the Office/Showroom Complex shall at any time be increased. Tenant shall make immediate payment of the whole of the increased insurance premium, without waiver of any of Landlord's other rights at law or in equity for Tenant's breach of this Lease.

8. Tenant shall comply with all applicable federal, state and municipal laws, ordinances and regulations, and building rules and shall not directly or indirectly make any use of the Premises which may be prohibited by any of the foregoing or which may be dangerous to persons or property or may increase the cost of insurance or require additional insurance coverage.

9. Landlord shall have the right to prohibit any advertising by Tenant which in Landlord's reasonable opinion tends to impair the reputation of the Office/Showroom Complex or its desirability as an Office/Showroom Complex for office use, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

10. The Premises shall not be used for lodging, sleeping or for any immoral or illegal purpose.

11. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully and comply strictly with the foregoing rules and regulations and such other and further appropriate rules and regulations as Landlord or Landlord's agent may from time to time adopt. Reasonable notice of any additional rules and regulations shall be given in such manner as Landlord may reasonably elect.

12. Unless expressly permitted by the Landlord, no additional locks or similar devices shall be attached to any door or window and no keys other than those provided by the Landlord shall be made for any door. If more than two keys for one lock are desired by the Tenant, the Landlord may provide the same upon payment by the Tenant. Upon termination of this Lease or of the Tenant's possession, the Tenant shall surrender all keys of the Premises and shall explain to the Landlord all combination locks on safes, cabinets and vaults. Landlord agrees to provide four (4) keys for all exterior doors to Tenant at Commencement of Lease.

13. Any carpeting cemented down by Tenant shall be installed with a releasable adhesive. In the event of a violation of the foregoing by Tenant, Landlord may charge the expense incurred by such removal to Tenant.

14. The water and wash closets, drinking fountains and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, coffee grounds, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same. No person shall waste water by interfering or tampering with the faucets or otherwise.

15. No electric circuits for any purpose shall be brought into the leased premises without Landlord's written permission specifying the manner in which same may be done.

16. No dogs or other animals shall be allowed in office, halls, corridors, or elsewhere in the building.

17. Tenant shall not throw anything out of the door or windows, or down any passageways or elevator shafts.

18. All loading, unloading, receiving or delivery of goods, supplies or disposal of garbage or refusal shall be made only through entryways and freight elevators provided for such purposes and indicated by Landlord. Tenant shall be responsible for any damage to the building or the property of its employees or to others and injuries sustained by any person whomsoever resulting from the use of or moving of such articles in or out of the leased premises, and shall make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.

19. All safes, equipment or other heavy articles shall be carried in or out of the Premises only at such time and in such manner as shall be prescribed in writing by Landlord, and Landlord shall in all cases have the right to specify the proper position of any such safe, equipment or other heavy article, which shall only be used by Tenant in a manner which will not interfere with or cause damage to the lease premises or the building in which they are located, or to the other tenants or occupants of said building. Tenant shall be responsible for any damage to the building or the property of its employees or other and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the leased premises, and shall make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.

20. Canvassing, soliciting, and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

21.  Vending machines shall not be installed without permission of the Landlord.

22. Wherever in these Building Rules and Regulations the word "Tenant" occurs, it is understood and agreed that it shall mean Tenant's associates, agents, clerks, servants, and visitors.

     Wherever the word "Landlord" occurs, it is understood and agreed that it shall mean Landlord's agents, clerks, servants, and visitors.

23. Landlord shall have the right to enter upon the leased premises at all reasonable hours for the purpose of inspecting the same.

24. Landlord shall have the right to enter the leased premises at hours convenient to the Tenant for the purpose of exhibiting the same to prospective tenants within the sixty (60) day period prior to the expiration of this Lease, and may place signs advertising the leased premises for rent on the windows and doors of said Premises at any time within said sixty (60) day period.

25. Tenant, it's servants, employees, customers, invitees and guests shall, when using the common parking facilities, if any, in and around the building, observe and obey all signs regarding fire lanes and no parking zones, and when parking always park between the designated lines. Landlord reserves the right to tow away, at the expense of the owner, any vehicle which is improperly parked, or parked in a no parking zone. All vehicles shall be parked at the sole risk of the owner, and Landlord assumes no responsibility for any damage to or loss of vehicles. No vehicles shall be parked over night outside the premises without notice to Landlord or it's agents. Tenant shall be allowed to park one company vehicle overnight at the Building at a location acceptable to Landlord.

26. All entrance doors to the Premises shall be locked when the Premises are not in use. All corridor doors shall also be closed during times when the air conditioning equipment in the Office/Showroom Complex is operating so as not to dissipate the effectiveness of the systems or place on overload thereon.

27. Landlord reserves the right at any time from time to time to rescind, alter or waive, in whole or in part, any of these Rules and Regulations when it is deemed necessary, desirable, or proper, in Landlord's judgment, for its best interest or for the best interest of the tenants of the Office/Showroom Complex.

                                    EXHIBIT D

                            IMPROVEMENTS - PRINTWARE

- -------------------------------------------------------------------------------

       - General Conditions - supervision, dumpsters, and clean up. Structural engineer for the dock concrete work.

       -  Building permit for general construction work.

       - Demolition - includes removing 1,685 SY of existing carpet, 416 square feet of ceiling tile, raised computer floor (approximately 1,800 square feet), interior steel stud sheetrock walls (approximately 340 lineal feet), saw cutting and jackhammering for the new dock levelers in the interior of the building, removal of two (2) existing knock outs for the dock area.

       - Glue removal, sealing of concrete as denoted on plans. This method would be to grind the carpet glue from the concrete, apply a standard commercial floor sealer.

       -  Excavation for the new dock area and underpinning of the building.

       - Concrete work for the dock area. This includes under-pinning of the new dock, reinforced concrete retaining walls and a 10' x 30' wide 6" concrete pad for the truck dollie wheels. Forming, pouring dock pit and reinforced concrete as required.

       - Storm sewer work for the new recessed dock area. This includes a catch basin, approximately 3' deep with a storm sewer line connecting to the existing catch basin in the center of the dock area, approximately 70 lineal feet.

       - Bituminous patching required at the new recessed dock area and storm sewer area.

          Bituminous to be done late Spring, 1993.

       - Exterior concrete for the new entrance into the facility at the top of the plan at the new reception area.

       -  Winter Construction Costs

       - 4" concrete slab on top of 4" sand cushion in the recessed computer floor area, approximately 1,800 square feet.

       - Roofing - provide roof jacks for the vents for the new unit heater and exhaust fan.

       -  Wood doors, frames and finish hardware as outlined in the plan.

       - Overhead doors - furnish and install two (2) 8' x 10' overhead doors with manual lift at the new dock location.

       - Architectural glazing entrance doors - this includes existing glass/aluminum door to remain as is on the north wall.

       - Steel stud gypsum wallboard - new demising wall to deck, as noted on the plan. Remainder of new walls to go to bottom of suspended ceiling.

          Existing demising wall: 112 linear feet requires gypsum board to deck.

       - Existing fire rated corridor wall requires fire caulking penetrations caused by pipes, conduits etc.

       - Acoustical ceiling - Re-installation of existing ceiling tiles in remainder of existing space to match tile that is in place at areas of demolition.

       - Carpeting - Existing carpet of approximately 18,500 SF, clean and shampoo. (To be completed at Tenants expense)

       -  Painting - by tenant.  Color approved by Owner.

       - Dock equipment - furnish and install one (1) 2000# dock leveler - pit type, one (1) edge of dock leveler, two (2) foam fit seals, and one
          (1) 8' x 10' control strip closure.

       -  Window treatment - utilize existing window treatment in place.

       -  Fire protection - modify the existing sprinkler system to meet code.

       -  Heating, ventilating, air conditioning - included as follows:

          1.   Install unit heater in warehouse
               (1) 50 MBH Reznor
               Roofing required
               Venting
               Gas piping

          2.   Install exhaust fan in press room
               (1) 363 Broan 300 CFM
               Venting
               Roofing required

          3. Install new branch duct work to east entry, relocate four (4) existing in this area to vacancy.
               Install five (5) new branch supplies (4 in east entry area, 1 in production area 12 x 22 room)
               Install aluminum eggcrate throughout space
               Install 10 return air transfers
               Relocate 13 existing supplies to fit new floor plan
               Service and certify roof top units only.

          4.   Certified engineered drawings required for HVAC permit.

          5.   Explosion proof exhaust fan.
               Install explosion proof exhaust fan in chemical storage room duct work to within one foot of floor.
               Fire damper

               NOTE: The above is a minimum of work required for this project. There is no air balancing included, no re-ducting or zoning of different areas.

               Temperatures for this tenant space will probably be very inconsistent throughout this space without proper re-ducting and balancing. This space also has fiberglass ductwork throughout and we found in other projects in this complex that this ductwork is coming apart and leaking badly.

               Building owner can not be held responsible for temperatures or other conditions not included in the above scope of work.

      -  *Electrical - includes the following:

          Disconnect wiring for construction
          Relocate 2 x 4 fixtures as necessary
          Wire and install (9) single pole switches
          Wire and install (6) 3-way switches
          Wire and install lighting contractors
          Furnish and install (4) 8' 2-lamp strips at dock
          Furnish and install (7) exit signs with emergency lights
          Wire and install (100) duplex general duty receptacles in office area. Furnish and install (20) power poles

          * All electrical work to be provided at Tenant's expense pursuant to the terms and conditions described in sentences 3, 4 and 5 of
               Article 8 by one of the following contractors:

               1)   Kivel Electric
               2)   Electric Fire and Security
               3)   Don Von Electric

          Wire (1) 208 V 15 amp air compressor
          Wire and install (1) 208 V 30 amp 3-phase receptacle
          Wire and install (1) 208 V 20 amp receptacle in image
          Install tenants (2) explosion  proof incandescent cans
          Install tenants (1) explosion proof switch
          Wire and install (1) 208 V 20 amp receptacle in engineering lab. Wire and install (1) 208 V 15 amp receptacle in training
          Wire and install (2) 208 V 20 amp junction boxes in training Wire and install (2) 208 V 20 amp receptacles in demo
          Wire (1) new explosion proof exhaust fan in chemical room
          Wire (1) unit heater in dock included ($175.00)
          Move thermostats
          Remove computer room panels
          Wire and install a 200 amp panel in production
          Re-use existing panel

                                    EXHIBIT E

     Graphics: Drawing depicting sign criteria













     Text below drawing: Lessor will provide and install and the Lessee shall maintain in good repair, one standard exterior entry sign at the Lessee's front entry. No other signage, promotional material of any type shall be placed in, on, or externally visible from the front entry, windows, or exterior surface without written consent of Lessor.

                                   EXHIBIT "F"

                              ESTOPPEL CERTIFICATE
                                (BY SPACE TENANT)

                                                           IRE NO. ____________

Premises: _____________________________________________________________________

Lease dated _________________________ between The Northwestern Mutual Life Insurance Company, Landlord and, Tenant _______________, commencing ___________, 19__.

The undersigned, the Tenant under the above Lease, hereby certifies to __________________________, the proposed purchaser (or mortgage) of the above
Premises:

     1. that said Lease is presently in full force and effect and unmodified except as indicated at the end of this certificate*;

     2. that the undersigned has accepted possession of said Demised Premises and that any improvements required by the terms of said Lease to be made by the Landlord have been completed to the satisfaction of the undersigned;

     3. that no rent under said Lease has been paid more than thirty (30) days in advance of its due date;

     4. that the address for notices to be sent to the undersigned is as set forth in said Lease, or set forth below; and

     5. that the undersigned, as of this date, has no charge, lien or claim of setoff under said Lease or otherwise, against rents or other charges due or to become due thereunder.

DATED:_______________, 19__         __________________________________________

                                    Address: _________________________________

                                    __________________________________________

*Lease modifications, if any, to be listed here:

                                   EXHIBIT "G"


Items Used Regarding Paragraph 7 of Exhibit "C"

          Item                               Quantity
          ----                               --------
     Isopropyl Alcohol                       5 Gallons
     Ether                                   2 Liters
     Bottled Propane (For Torch)             1200 Grams (3 Bottles)
     Nitromethane                            1 Liter
     Liquid Toner                            Finished Goods Inventory
     Acetone                                 5 Gallons
     Liquid Dispersant (Isopar)              Finished Goods Inventory
     Blankrola (Press Blanket Cleaner)       2 Gallons